TIFF Investment Program (“TIP”)

Supplement dated January 22, 2016

to the TIFF Multi-Asset Fund Summary Prospectus dated April 30, 2015,

as amended September 25, 2015

This supplement provides new and additional information to the TIFF Multi-Asset Fund summary prospectus dated April 30, 2015, as amended September 25, 2015. You can find TIP’s prospectus, summary prospectuses, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

The following will replace similar information about the Constructed Index on page 3 of the Multi-Asset Fund summary prospectus:

The Constructed Index weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflect quarter-end rebalancing. Actual weights in Multi-Asset Fund tend to vary over time.

The following replaces the footnote in the Average Annual Total Returns chart on page 6 of the Multi-Asset Fund summary prospectus:

* Performance of the Multi-Asset Fund Constructed Index generated from July 1, 2009, through September 30, 2015, was reduced by 0.20% per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. The reported performance of the Constructed Index would increase in the absence of a 0.20% reduction.

The following replaces the information under the heading “Portfolio Management” on page 6 of the Multi-Asset Fund summary prospectus:

Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since

TIFF Advisory Services, Inc.	Jay Willoughby David Fallace Trevor Graham	Chief Investment Officer Managing Director Managing Director	2015 2016 2013

Please keep this supplement for future reference.

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